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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 8, 2004

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                            DETTO TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                            333-100241                          01-0650333
 (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NO.)         (IRS EMPLOYEE IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                         14320 NE 21st Street, Suite 11
                               Bellevue, WA 98007
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  425-201-5000
                            (ISSUER TELEPHONE NUMBER)


                                 Jitsource, Inc.
                                  (FORMER NAME)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

The Registrant filed a Current Report on Form 8-K on October 13, 2004 disclosing the resignation of Mr. Michael Yung from its Board of Directors. In the filing, the Registrant inadvertently misspelled Mr. Yung's last name, spelling it as "Young." The Registrant has a board member named Mr. Hayes Young. In order to avoid any confusion and to correct such error, the Registrant is filing this Amendment Number 1 to its Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

RESIGNATION OF DIRECTOR

Effective October 8, 2004, Mr. Michael Yung resigned from the Board of Directors of the Registrant. To the knowledge of the board of directors and the executive officers of the Registrant, Mr. Yung did not resign because of a material disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. The Registrant has provided Mr. Yung with a copy of the disclosures it is making and has requested him to furnish the Registrant with statements as to any disagreements he might have with respect to this disclosure. Any letter received by the Registrant from Mr. Yung regarding the disclosures herein will be filed as an exhibit by an amendment to this Current Report on Form 8-K.

A copy of Mr. Yung's resignation notice is attached hereto as an exhibit.


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ITEM 9. FINANCIAL STATEMENT AND EXHIBITS.


EXHIBIT
 NUMBER         DESCRIPTION
 ------         -----------

  99.1          Resignation Notice



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Detto Technologies, Inc.


                                        By: /s/ Larry Mana'o
                                           ------------------------------
                                                LARRY MANA'O
                                                    CEO


Dated: October 14, 2004